UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 15, 2007

KNBT BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50426	38-3681905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Highland Avenue, Bethlehem, Pennsylvania	18017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (610) 861-5000

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Not applicable.

(e)           On November 15, 2007, amendments to each of the following agreements and plans were approved by the Compensation Committee of the Board of Directors of KNBT Bancorp, Inc. (“KNBT") and/or Keystone Nazareth Bank & Trust Company (the "Bank"), as applicable:

•	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc. and Scott V. Fainor;
•	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc. and Eugene T. Sobol;
•	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc. and Sandra L. Bodnyk;
•	First Amendment to the Termination and Release Agreement by and among KNBT Bancorp, Inc., Northeast Pennsylvania Financial Corp., First Federal Bank and Thomas L. Kennedy;
•	Keystone Nazareth Bank & Trust Amended and Restated Severance Benefits Plan;
•	Amendment No. 1 to the Keystone Nazareth Bank & Trust Company Trustee and Executive Deferred Compensation Plan;
•	Amendment No. 1 to the Nazareth National Bank Directors’ Deferred Compensation Plan #2;
•	Keystone Nazareth Bank & Trust Company Amended and Restated Supplemental Executive Retirement Plan;
•	Amendment No. 2 to the Deferred Income Agreement between First Federal Savings and Loan Association of Hazleton and Thomas L. Kennedy;
•	KNBT Bancorp, Inc. Amended and Restated 2004 Stock Option Plan; and
•	KNBT Bancorp, Inc. 2004 Amended and Restated Recognition and Retention Plan and Trust Agreement.

On September 6, 2007, KNBT entered into an Agreement and Plan of Merger (the “Merger Agreement”) with National Penn Bancshares, Inc. (“National Penn”) pursuant to which KNBT will merge with and into National Penn.  In accordance with the terms of the Merger Agreement, KNBT and the Bank are required to amend, to the extent necessary, those various benefits plans and agreements subject to Section 409A of the Internal Revenue Code, as amended (the “Code”) in order to render them in compliance with Section 409A of the Code,  subject to National Penn’s prior consent to the proposed amendments, with such consent to not be unreasonably withheld.  KNBT has requested National Penn’s consent to the proposed amendments, and National Penn is currently considering KNBT’s request.  No changes to be made following National Penn’s review will increase any of the compensation, benefits or severance payable to the participats in such plans and agreements or increase the cost or expense of such plans and agreements to KNBT and/or the Bank.

The purpose of the amendments was to make changes necessary to ensure that such agreements and plans comply with the final regulations issued under Section 409A of the Code as required by the Merger Agreement. The amendments neither increase the benefits participants are entitled to receive under the terms of such plans and agreements nor increase the expense of such plans and agreements to KNBT and/or the Bank.

The foregoing description is qualified in its entirety by reference to the agreements and plans, copies of which are attached as Exhibits 10.1 through 10.11 to this Current Report on Form 8-K and incorporated herein by reference thereto.

(f)           Not applicable.

Item 9.01	Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc. and Scott V. Fainor
10.2	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc. and Eugene T. Sobol
10.3	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc. and Sandra L. Bodnyk
10.4	First Amendment to the Termination and Release Agreement by and among KNBT Bancorp, Inc., Northeast Pennsylvania Financial Corp., First Federal Bank and Thomas L. Kennedy
10.5	Keystone Nazareth Bank & Trust Amended and Restated Severance Benefits Plan
10.6	Amendment No. 1 to the Keystone Nazareth Bank & Trust Company Trustee and Executive Deferred Compensation Plan
10.7	Amendment No. 1 to the Nazareth National Bank Directors’ Deferred Compensation Plan #2
10.8	Keystone Nazareth Bank & Trust Company Amended and Restated Supplemental Executive Retirement Plan
10.9	Amendment No. 2 to the Deferred Income Agreement between First Federal Savings and Loan Association of Hazleton and Thomas L. Kennedy
10.10	KNBT Bancorp, Inc. Amended and Restated 2004 Stock Option Plan
10.11	KNBT Bancorp, Inc. 2004 Amended and Restated Recognition and Retention Plan and Trust Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNBT BANCORP, INC.
Date:	November 21, 2007	By:	/s/ Eugene T. Sobol
Eugene T. Sobol Senior Executive Vice President, Chief Financial Officer & Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc. and Scott V. Fainor
10.2	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc. and Eugene T. Sobol
10.3	Amended and Restated Employment Agreement between Keystone Nazareth Bank & Trust Company, KNBT Bancorp, Inc. and Sandra L. Bodnyk
10.4	First Amendment to the Termination and Release Agreement by and among KNBT Bancorp, Inc., Northeast Pennsylvania Financial Corp., First Federal Bank and Thomas L. Kennedy
10.5	Keystone Nazareth Bank & Trust Amended and Restated Severance Benefits Plan
10.6	Amendment No. 1 to the Keystone Nazareth Bank & Trust Company Trustee and Executive Deferred Compensation Plan
10.7	Amendment No. 1 to the Nazareth National Bank Directors’ Deferred Compensation Plan #2
10.8	Keystone Nazareth Bank & Trust Company Amended and Restated Supplemental Executive Retirement Plan
10.9	Amendment No. 2 to the Deferred Income Agreement between First Federal Savings and Loan Association of Hazleton and Thomas L. Kennedy
10.10	KNBT Bancorp, Inc. Amended and Restated 2004 Stock Option Plan
10.11	KNBT Bancorp, Inc. 2004 Amended and Restated Recognition and Retention Plan and Trust Agreement